UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22987

Pioneer ILS Interval Fund
 (Exact name of registrant as specified in charter)

60 State Street, Boston, MA 02109
(Address of principal executive offices) (ZIP code)

Terrence J. Cullen, Amundi Pioneer Asset Management, Inc.,
60 State Street, Boston, MA 02109
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (617) 742-7825

Date of fiscal year end: October 31, 2020

Date of reporting period:  November 1, 2019 through April 30, 2020

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).  The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609.  The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

Pioneer ILS
Interval Fund

Semiannual Report | April 30, 2020

Ticker Symbol:	XILSX

Beginning in April 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer, bank or insurance company. Instead, the reports will be made available on the Fund’s website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.
If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications electronically by contacting your financial intermediary or, if you invest directly with the Fund, by calling 1-844-391-3034.
You may elect to receive all future reports in paper free of charge. If you invest directly with the Fund, you can inform the Fund that you wish to continue receiving paper copies of your shareholder reports by calling 1-844-391-3034. If you invest through a financial intermediary, you can contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held within the Pioneer Fund complex if you invest directly.

visit us: www.amundipioneer.com/us

Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 1

President’s Letter
Dear Shareholders,
The new decade has arrived delivering a first quarter that will go down in the history books. The beginning of the year seemed to extend the positive market environment of 2019. Then, March roared in like a lion and the COVID-19 pandemic became a global crisis impacting lives and life as we know it. The impact on the global economy from the COVID-19 virus pandemic, while currently unknown, is likely to be considerable. It is clear that several industries have already felt greater effects than others. And the markets, which do not thrive on uncertainty, have been volatile. Our business continuity plan was implemented given the new COVID-19 guidelines, and most of our employees are working remotely. To date, our operating environment has faced no interruption. I am proud of the careful planning that has taken place and confident we can maintain this environment for as long as is prudent. History in the making for a company that first opened its doors way back in 1928.
Since 1928, Amundi Pioneer’s investment process has been built on a foundation of fundamental research and active management, principles which have guided our investment decisions for more than 90 years. We believe active management – that is, making active investment decisions – can help mitigate the potential risks during periods of market volatility. As the first several months of 2020 have reminded us, investment risk can arise from a number of factors in today’s global economy, including slower or stagnating growth, changing U.S. Federal Reserve policy, oil price shocks, political and geopolitical factors and, unfortunately, major public health concerns such as a viral pandemic.
At Amundi Pioneer, active management begins with our own fundamental, bottom-up research process. Our team of dedicated research analysts and portfolio managers analyze each security under consideration, communicating directly with the management teams of the companies issuing the securities and working together to identify those securities that best meet our investment criteria for our family of funds. Our risk management approach begins with each and every security, as we strive to carefully understand the potential opportunity, while considering any and all risk factors.
2 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Today, as investors, we have many options. It is our view that active management can serve shareholders well, not only when markets are thriving, but also during periods of market stress. As you consider your long-term investment goals, we encourage you to work with your financial advisor to develop an investment plan that paves the way for you to pursue both your short-term and long-term goals.
We remain confident that the current crisis, like others in human history, will pass, and we greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.
Sincerely,
Lisa M. Jones
Head of the Americas, President and CEO of U.S.
Amundi Pioneer Asset Management USA, Inc.
April 30, 2020
Any information in this shareowner report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 3

Portfolio Management Discussion | 4/30/20
In the following interview, Chin Liu discusses the factors that affected the performance of the Pioneer ILS Interval Fund during the six-month period ended April 30, 2020. Mr. Liu, Managing Director, Director of Insurance-Linked Securities (ILS) and Quantitative Research, and a portfolio manager at Amundi Pioneer Asset Management, Inc. (Amundi Pioneer), is responsible for the day-to-day management of the Fund, along with P. Campbell Brown, a vice president and a portfolio manager at Amundi Pioneer.
Q    How did the Fund perform during the six-month period ended April 30, 2020?
A    Pioneer ILS Interval Fund returned 2.67% at net asset value during the six-month period ended April 30, 2020, while the Fund’s benchmark, the ICE Bank of America (ICE BofA) 3-month U.S. Treasury Bill Index, returned 0.85%.
The Fund produced a gain in each of the six calendar months during the period. Notably, the Fund posted a positive return in February and March even as the equity, fixed-income, and commodity markets experienced a significant downdraft due to the effects of the COVID-19 virus pandemic and the related containment measures. We believe the Fund’s performance during the six-month period underscores the potential for the ILS asset class to offer risk and return characteristics that are uncorrelated from those of traditional asset classes.
Q    What were the principal factors that affected the Fund’s performance during the six-month period ended April 30, 2020?
A     After experiencing challenges in late 2018 due to the claims generated by California wildfires and Typhoon Jebi, the ILS market subsequently stabilized and has been providing steady returns for investors for several months, including for the Fund. One of the key factors supporting the ILS market during the six-month period were favorable pricing trends that were fueled, in part, by those events. Overall, the global property catastrophe Rate on Line (ROLs) rose by about 5% on average for the renewals dated January 1, 2020. (ROL is the percentage derived by dividing reinsurance premiums by reinsurance limits.)
4 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Within the United States, loss-free reinsurance rates were in a range from flat up to 5%; while loss-affected reinsurance rates increased between 10% and 20%. The April 2020 renewal rates for Japanese typhoon-risk securities resulted in price increases between 35% and 55%, and that was on top of a 15% to 25% rate improvement achieved in April 2019. The effect of the losses associated with active typhoon seasons in 2018 and 2019 created a favorable environment for price increases for that particular type of ILS peril.
For our part, we are not focused solely on pricing when it comes to managing the Fund. Instead, we emphasize the terms and conditions offered with each ILS transaction, and we use renewal periods as an opportunity to enhance the terms and conditions for many of the Fund’s investments.
The Australian bushfires of December 2019/January 2020 were another notable development in the ILS market during the six-month period, and the Fund’s net asset value experienced a small, adverse effect from the event.
Q    How did the emergence of the COVID-19 virus affect the ILS market during the six-month period ended April 30, 2020?
A    While the outbreak of COVID-19 has had a large impact on society as well as the global economy, direct pandemic risk has typically been a minor part of the ILS marketplace. The Fund has a small exposure to pandemic risk through two catastrophe bonds, as the World Bank (International Bank for Reconstruction and Development) has issued specialized bonds aimed at providing financial support to the Pandemic Emergency Financing Facility (PEF). The World Bank created the facility to channel surge funding to developing countries facing the risk of a pandemic. The pandemic catastrophe bonds are structured into two tranches, issued to investors as $225 million of Class A notes and $95 million of Class B notes, but with different terms and reflecting different levels of risk. The effects of both bonds have been fully priced into the Fund’s net asset value.
Given the postponements or cancellations of business activity due to COVID-19, the topic of Contingent Business Interruption (CBI) has begun to receive more attention. After the SARS virus outbreak in the early 2000s, most U.S. insurers moved to exclude epidemics/pandemics (both bacterial and viral) from standard policies, which would prevent most policies from paying CBI claims related to such diseases. Instead, the losses to businesses need to be the result of physical property damage. The contract language is
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 5

generally looser in some European countries. Given the potential magnitude of CBI-related claims due to COVID-19, there has been growing demand and political pressure for claims to be paid despite contract wordings, even in cases where explicit pandemic exclusions are apparent. We, along with the entire insurance and reinsurance industry, believe that although there may be legal challenges, contract law would prevail and the coverage would not be extended to include losses related to COVID-19. In addition, the industry has moved forward with more rigorous exclusion language related to communicable diseases in many renewals subsequent to the COVID-19 outbreak.
Event-cancellation coverage has also become an area of focus in the industry, but the Fund does not participate in ILS transactions that offer that feature.
Q    What were some of the other key trends seen in the ILS market during the six-month period ended April 30, 2020?
A    Global natural disasters caused approximately $150 billion in economic losses in 2019, resulting in $52 billion in insured losses. Compared to the prior year, 2019’s economic and insured losses were approximately 20% and 40% less, respectively.
For instance, from a reinsurance perspective, the 2019 California wildfire season was significantly less damaging compared with recent averages, with lower numbers of acres burned and structures destroyed. Over the past few years, the reinsurance industry, state and local governments, leading utilities, and other stakeholders have taken many steps to prevent, mitigate, and respond to wildfire events. Some of the key initiatives have included utility companies turning off their power grids when fire risk is elevated, the creation of larger evacuation areas around active fire zones, and improved inspection, repair, and replacement at power-distribution locations. The wildfires of 2019 reinforced the key point that prevention, mitigation, and response can greatly influence the ultimate loss levels. The reinsurance industry has been focused and responsive regarding wildfire risk. Many sponsors and modeling companies have been reviewing historical events as well as current conditions in order to improve wildfire modeling, especially in the more fire-prone areas, where the urban/wildland interface has tended to be a key factor in previous wildfire events.
6 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Q    Did the Fund have any exposure to derivative securities during the six-month period ended April 30, 2020? If so, did the derivatives have any effect on the Fund’s performance?
A    We invested the portfolio in some forward foreign currency contracts (currency forwards) during the six-month period in an effort to hedge the risk of having some holdings denominated in non-U.S. dollar currencies.
The currency forwards had no material impact on the Fund’s results.
Q    What factors affected the Fund’s distributions to shareholders during the six-month period ended April 30, 2020?
A    The Fund does not make monthly distributions. Instead, distributions are determined each year based on the premiums earned from the portfolio’s investments over the previous 12 months. In November 2019, the Fund paid a dividend** of $0.5517 per share, which was in line with the December 2018 dividend of $0.5542 per share. The next distribution is scheduled to occur in November of 2020.
Q    How would you characterize the Fund’s positioning as of April 30, 2020?
A    We have maintained a steady investment approach that attempts to keep the portfolio well diversified*** across different regions and perils, focusing on sponsor quality and deal structure, while seeking to avoid the riskiest parts of the ILS market. The Fund had exposure to a wide range of perils and regions as of the end of the six-month period. Our goals are to have the portfolio broadly reflect the risks and returns associated with the reinsurance industry, to collect sufficient premiums to offset a reasonable level of losses, and to deliver an attractive return for the Fund’s investors.
We do not invest the Fund in every new ILS deal; alternatively, we use a comprehensive due-diligence process that evaluates each potential investment for its appropriate structure and the alignment of interests between the Fund and the ceding insurer. We have remained focused on seeking to add value for the Fund’s shareholders through our security selection process, rigorous attention to sourcing investments with attractive yields, and management of the portfolio’s risk profile.
**  Dividends and distributions are not guaranteed.
*** Diversification does not assure a profit nor protect against loss.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 7

Please refer to the Schedule of Investments on pages 13–23 for a full listing of Fund securities.
All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility and heightened uncertainty. The market prices of securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political, or regulatory conditions, recessions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets, the spread of infectious illness or other public health issues or adverse investor sentiment. These conditions may continue, recur, worsen or spread.
The Fund is a non-diversified, closed-end management investment company designed primarily as a long-term investment.
The Fund is not a complete investment program.
The Fund is operated as an interval fund, meaning the Fund will seek to conduct quarterly repurchase offers for a percentage of the Fund’s outstanding shares. Although the Fund will make quarterly repurchase offers, the Fund’s shares should be considered illiquid.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS include event-linked bonds, quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties and other insurance and reinsurance-related securities.
The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest and/or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of the security. Trigger events may include natural or other perils of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount.
ILS may expose the Fund to other risks, including, but not limited to, issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences. The Fund has limited transparency into the individual contracts underlying certain ILS, which may make the risk assessment of such securities more difficult.
The size of the ILS market may change over time, which may limit the availability of ILS for investment. The availability of ILS in the secondary market may also be limited.
ILS in which the Fund invests may have limited liquidity or may be illiquid and, therefore, may be impossible or difficult to purchase, sell, or unwind. ILS also may be difficult to value.
8 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

The values of Fund holdings may go up or down, due to market conditions, inflation, changes in interest or currency rates, lack of liquidity in the financial markets or adverse investor sentiment.
Investments in high yield or lower-rated securities are subject to greater-than-average price volatility, illiquidity, and possibility of default.
When interest rates rise, the prices of fixed income securities held by the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed income securities held by the Fund will generally rise.
Investments in the Fund are subject to possible loss due to the financial failure of issuers of underlying securities and their inability to meet their debt obligations.
The Fund may use derivatives, such as swaps, inverse floating-rate obligations and others, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on the Fund’s performance. Derivatives may have a leveraging effect.
Investing in foreign and/or emerging market securities involves risks relating to interest rates, currency exchange rates, and economic and political conditions.
To the extent the Fund invests a significant percentage of its assets in a single industry, such as the financial segment, the Fund may be particularly susceptible to adverse economic, regulatory or other events affecting that industry and may be more risky than a Fund that does not concentrate in an industry.
As a non-diversified Fund, the Fund can invest a higher percentage of its assets in the securities of any one or more issuers than a diversified fund. Being non-diversified may magnify the Fund’s losses from adverse events affecting a particular issuer.
These risks may increase share price volatility.
Before investing, consider the product’s investment objectives, risks, charges and expenses. Contact your advisor or Amundi Pioneer Asset Management, Inc., for a prospectus or summary prospectus containing this information. Read it carefully. There is no assurance that these and other strategies used by the Fund will be successful.
Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund’s historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 9

Portfolio Summary | 4/30/20

Portfolio Diversification

(As a percentage of total investments)*

Sector Diversification by Risk

(As a percentage of total investments)*

†   Amount rounds to less than 0.1%.

10 Largest Holdings

(As a percentage of total investments)*

1.	Merion Re 2018-2, 12/31/21	6.29%
2.	Gullane Re 2018, 12/31/21	5.84
3.	Berwick Re 2019-1, 12/31/22	5.38
4.	Sussex Re 2020-1,12/31/22	4.40
5.	Harambee Re 2020, 12/31/23	3.56
6.	Bantry Re 2020, 12/31/23	3.45
7.	Limestone Re 2019-2, 3/1/23 (144A)	3.13
8.	Eden Re II, 3/22/24 (144A)	3.13
9.	Gleneagles Re 2019, 12/31/22	2.83
10.	Thopas Re 2020, 12/31/23	2.55

*  Excludes temporary cash investments and all derivative contracts except for options purchased. The Fund is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any securities.
10 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Prices and Distributions | 4/30/20

Net Asset Value

	4/30/20	10/31/19
Net Asset Value	$8.46	$8.79

Distributions

	Net Investment	Short-Term	Long-Term
	Income	Capital Gains	Capital Gains
11/1/19 – 4/30/20	$0.5517	$ —	$ —

The data shown above represents past performance, which is no guarantee of future results.
Index Definition

The ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index is an unmanaged market index of U.S. Treasury securities maturing in 90 days, that assumes reinvestment of all income. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees, expenses or sales charges. It is not possible to invest directly in an index.
The index defined here pertains to the “Value of $1,000,000 Investment” chart appearing on page 12.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 11

Performance Update | 4/30/20
Investment Returns

The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $1,000,000 investment made in common shares of Pioneer ILS Interval Fund during the periods shown, compared to that of the ICE Bank of America (ICE BofA) 3-Month U.S. Treasury Bill Index.

Average Annual Total Returns
(As of April 30, 2020)
	Net	ICE BofA
	Asset	3-Month
	Value	U.S. Treasury
Period	(NAV)	Bill Index
Life of Fund
(12/17/2014)	2.42%	1.11%
5 Years	2.37	1.19
1 Year	4.58	2.07

Expense Ratio
(Per prospectus dated March 1, 2020)
Gross
1.96%

Call 1-844-391-3034 or visit www.amundipioneer.com/us for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.
Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.
NAV results represent the percent change in net asset value per share. Performance, including short-term performance, is not indicative of future results. All results are historical and assume the reinvestment of dividends and capital gains.
The Fund has no sales charges. Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.
The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions.
Please refer to the financial highlights for a more current expense ratio.
12 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Schedule of Investments | 4/30/20 (unaudited)

Principal
Amount USD ($)		Value
	UNAFFILIATED ISSUERS — 96.7%
	INSURANCE-LINKED SECURITIES — 96.7%
	of Net Assets(a)
	Event Linked Bonds — 14.5%
	Earthquakes – California — 0.3%
1,000,000(b)	Ursa Re, 3.594% (3 Month U.S. Treasury Bill +
	350 bps), 5/27/20 (144A)	$ 995,000
250,000(b)	Ursa Re, 5.564% (3 Month U.S. Treasury Bill +
	547 bps), 12/10/20 (144A)	245,200
300,000(b)	Ursa Re, 5.844% (3 Month U.S. Treasury Bill +
	575 bps), 12/10/22 (144A)	292,500
250,000(b)	Ursa Re, 6.094% (3 Month U.S. Treasury Bill +
	600 bps), 5/27/20 (144A)	248,825
		$ 1,781,525
	Earthquakes – Chile — 0.1%
500,000(b)	International Bank for Reconstruction & Development,
	3.992% (3 Month USD LIBOR + 250 bps), 2/15/21 (144A) $	488,900
	Earthquakes – Colombia — 0.1%
500,000(b)	International Bank for Reconstruction & Development,
	4.492% (3 Month USD LIBOR + 300 bps), 2/15/21 (144A) $	485,700
	Earthquakes – Japan — 0.6%
1,250,000(b)	Kizuna Re II, 1.964% (3 Month U.S. Treasury Bill +
	188 bps), 4/11/23 (144A)	$ 1,229,375
750,000(b)	Kizuna Re II, 2.589% (3 Month U.S. Treasury Bill +
	250 bps), 4/11/23 (144A)	735,450
800,000(b)	Nakama Re, 2.912% (6 Month USD LIBOR + 220 bps),
	10/13/21 (144A)	779,120
1,750,000(b)	Nakama Re, 4.273% (3 Month USD LIBOR + 300 bps),
	4/13/23 (144A)	1,699,075
		$ 4,443,020
	Earthquakes – Peru — 0.1%
700,000(b)	International Bank for Reconstruction & Development,
	7.492% (3 Month USD LIBOR + 600 bps), 2/15/21 (144A) $	668,290
	Earthquakes – U.S. Regional — 0.2%
1,500,000(b)	Merna Re, 2.089% (3 Month U.S. Treasury Bill +
	200 bps), 4/8/21 (144A)	$ 1,485,000
	Multiperil – Japan — 0.4%
750,000(b)	Akibare Re, 3.323% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	$ 726,825
2,250,000(b)	Akibare Re, 3.323% (3 Month USD LIBOR + 190 bps),
	4/7/22 (144A)	2,168,100
		$ 2,894,925

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 13

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)		Value
	Multiperil – U.S. — 6.6%
2,750,000(b)	Bowline Re, 4.589% (3 Month U.S. Treasury Bill +
	450 bps), 5/23/22 (144A)	$ 2,692,525
250,000(b)	Caelus Re V, 3.219% (3 Month U.S. Treasury Bill +
	313 bps), 6/5/20 (144A)	243,200
750,000(b)	Caelus Re V, 10.989% (3 Month U.S. Treasury Bill +
	1,090 bps), 6/7/21 (144A)	600,000
250,000(b)	Caelus Re VI, 5.589% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/23 (144A)	238,250
250,000(b)	Caelus Re VI, 5.589% (3 Month U.S. Treasury Bill +
	550 bps), 6/7/24 (144A)	234,750
1,000,000(b)	Fortius Re, 4.913% (6 Month USD LIBOR + 342 bps),
	7/7/21 (144A)	987,200
16,500,000(b)	Kilimanjaro Re, 6.113% (3 Month USD LIBOR +
	494 bps), 5/6/22 (144A)	16,054,500
250,000(b)	Kilimanjaro Re, 6.133% (3 Month USD LIBOR +
	494 bps), 5/5/23 (144A)	239,950
500,000(b)	Kilimanjaro Re, 14.783% (3 Month USD LIBOR +
	1,361 bps), 5/6/22 (144A)	479,000
2,000,000(b)	Kilimanjaro II Re, 7.092% (6 Month USD LIBOR +
	630 bps), 4/20/21 (144A)	1,957,000
1,050,000(b)	Kilimanjaro II Re, 7.112% (6 Month USD LIBOR +
	630 bps), 4/21/22 (144A)	1,007,580
2,000,000(b)	Kilimanjaro II Re, 8.702% (6 Month USD LIBOR +
	791 bps), 4/20/21 (144A)	1,957,600
1,000,000(b)	Kilimanjaro II Re, 8.722% (6 Month USD LIBOR +
	791 bps), 4/21/22 (144A)	961,100
3,300,000(b)	Kilimanjaro II Re, 11.402% (6 Month USD LIBOR +
	1,061 bps), 4/20/21 (144A)	3,209,250
650,000(b)	Residential Reinsurance 2016, 4.064% (3 Month
	U. S. Treasury Bill + 397 bps), 12/6/20 (144A)	640,640
2,500,000(b)	Residential Reinsurance 2016, 5.524% (3 Month
	U. S. Treasury Bill + 543 bps), 12/6/20 (144A)	2,417,500
1,250,000(b)	Residential Reinsurance 2016, 11.614% (3 Month
	U. S. Treasury Bill + 1,152 bps), 6/6/20 (144A)	62,500
250,000(b)	Residential Reinsurance 2017, 3.264% (3 Month
	U. S. Treasury Bill + 317 bps), 6/6/21 (144A)	243,850
1,000,000(b)	Residential Reinsurance 2017, 5.854% (3 Month
	U. S. Treasury Bill + 576 bps), 12/6/21 (144A)	928,400
250,000(b)	Residential Reinsurance 2017, 12.814% (3 Month
	U. S. Treasury Bill + 1,272 bps), 12/6/21 (144A)	239,775
1,000,000(b)	Residential Reinsurance 2018, 11.094% (3 Month
	U. S. Treasury Bill + 1,100 bps), 12/6/22 (144A)	964,600
250,000(c)	Residential Reinsurance 2019, 12/6/20 (144A)	193,925
2,250,000(b)	Residential Reinsurance 2019, 11.594% (3 Month
	U. S. Treasury Bill + 1,150 bps), 12/6/23 (144A)	2,233,350
10,050,000(b)	Sanders Re, 4.591% (6 Month USD LIBOR + 299 bps),
	12/6/21 (144A)	9,586,695
2,750,000(b)	Sanders Re II, 5.875% (3 Month USD LIBOR +
	450 bps), 4/7/24 (144A)	2,736,250

The accompanying notes are an integral part of these financial statements.
14 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Principal
Amount USD ($)		Value
Multiperil – U.S. — (continued)
1,500,000(b)	Spectrum Capital, 7.345% (6 Month USD LIBOR +
	575 bps), 6/8/21 (144A)	$ 1,484,550
250,000(b)	Tailwind Re 2017-1, 7.454% (3 Month U.S. Treasury Bill +
	736 bps), 1/8/22 (144A)	246,825
250,000(b)	Tailwind Re 2017-1, 9.194% (3 Month U.S. Treasury Bill +
	910 bps), 1/8/22 (144A)	242,775
$ 53,083,540
Multiperil – U.S. & Canada — 0.7%
5,790,000(b)	Mona Lisa Re, Series B, 8.0% (3 Month U.S. Treasury Bill +
	800 bps), 1/9/23 (144A)	$ 5,646,987
Multiperil – U.S. Regional — 0.9%
3,350,000(b)	Long Point Re III, 2.839% (3 Month U.S. Treasury Bill +
	275 bps), 6/1/22 (144A)	$ 3,262,900
4,000,000(b)	Matterhorn Re, 5.089% (3 Month U.S. Treasury Bill +
	500 bps), 1/8/24 (144A)	3,960,400
$ 7,223,300
Multiperil – Worldwide — 0.6%
250,000(b)	Galilei Re, 6.798% (6 Month USD LIBOR + 588 bps),
	1/8/21 (144A)	$ 244,725
1,000,000(b)	Galilei Re, 7.254% (6 Month USD LIBOR + 568 bps),
	1/8/21 (144A)	979,000
500,000(b)	Galilei Re, 10.204% (6 Month USD LIBOR + 863 bps),
	1/8/21 (144A)	489,200
500,000(b)	Galilei Re, 14.758% (6 Month USD LIBOR +
	1,384 bps), 1/8/21 (144A)	488,550
250,000(b)	Galileo Re, 9.057% (3 Month USD LIBOR + 750 bps),
	11/6/20 (144A)	243,775
2,250,000(b)	Kendall Re, 6.827% (3 Month USD LIBOR + 525 bps),
	5/6/21 (144A)	2,161,125
$ 4,606,375
Pandemic – Worldwide — 0.2%
2,050,000(b)	International Bank for Reconstruction & Development,
	8.373% (6 Month USD LIBOR + 690 bps), 7/15/20 (144A)	$ 1,640,000
3,050,000(b)	International Bank for Reconstruction & Development,
12.973% (6 Month USD LIBOR + 1,150 bps),
	7/15/20 (144A)	—
$ 1,640,000
Wildfire – California — 0.0%†
2,000,000(b)	Cal Phoenix Re, 2.007% (3 Month USD LIBOR +
	750 bps), 8/13/21 (144A)	$ 40,000
Windstorm – Florida — 0.6%
1,750,000(b)	Casablanca Re, 5.665% (6 Month USD LIBOR +
	486 bps), 6/4/20 (144A)	$ 1,746,500
750,000(b)	Integrity Re, 4.108% (6 Month USD LIBOR +
	328 bps), 6/10/20 (144A)	747,075

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 15

Schedule of Investments | 4/30/20 (unaudited) (continued)

Principal
Amount USD ($)		Value
Windstorm – Florida — (continued)
750,000(b)	Integrity Re, 5.041% (3 Month USD LIBOR +
	401 bps), 6/10/22 (144A)	$ 716,625
250,000(b)	Integrity Re II, 8.354% (3 Month USD LIBOR +
	725 bps), 4/12/23 (144A)	247,775
1,950,000(b)	Sanders Re, 3.818% (6 Month USD LIBOR + 314 bps),
	6/5/20 (144A)	1,944,150
$ 5,402,125
Windstorm – Japan — 0.1%
1,000,000(b)	Akibare Re, 2.839% (3 Month U. S. Treasury Bill +
	275 bps), 4/7/24 (144A)	$ 986,800
Windstorm – Massachusetts — 0.3%
2,600,000(b)	Cranberry Re, 2.808% (6 Month USD LIBOR +
	198 bps), 7/13/20 (144A)	$ 2,577,380
Windstorm – Mexico — 0.4%
2,000,000(b)	International Bank for Reconstruction & Development,
	7.421%, 3/13/24 (144A)	$ 1,932,000
1,500,000(b)	International Bank for Reconstruction & Development,
11.231% (3 Month USD LIBOR + 1,000 bps),
	3/13/24 (144A)	1,468,125
$ 3,400,125
Windstorm – Texas — 0.8%
3,750,000(b)	Alamo Re, 3.569% (3 Month U.S. Treasury Bill +
	348 bps), 6/7/21 (144A)	$ 3,652,875
3,100,000(b)	Alamo Re, 3.899% (3 Month U.S. Treasury Bill +
	381 bps), 6/8/20 (144A)	3,091,010
$ 6,743,885
Windstorm – U.S. Multistate — 0.0%†
1,000,000(b)	Citrus Re, 0.189% (3 Month U.S. Treasury Bill +
	10 bps), 2/25/21 (144A)	$ 49,011
Windstorm – U.S. Regional — 1.5%
2,250,000(b)	Cape Lookout Re, 4.329% (1 Month U.S. Treasury Bill +
	424 bps), 2/25/22 (144A)	$ 2,211,750
4,000,000(b)	Matterhorn Re, 2020-1B 7.5% (3 Month U.S. Treasury Bill +
	750 bps), 12/7/21 (144A)	3,880,000
4,000,000(b)	Matterhorn Re 2020-2, 6.339% (3 Month U.S. Treasury
	Bill + 625 bps), 12/7/21 (144A)	3,882,000
1,500,000(c)	Matterhorn Re 2020-3, 12/7/20 (144A)	1,357,500
$ 11,331,250
	Total Event Linked Bonds	$ 114,978,138

The accompanying notes are an integral part of these financial statements.
16 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Face
Amount USD ($)		Value
	Collateralized Reinsurance — 21.3%
	Earthquakes – California — 0.3%
2,500,000+(d)(e)	Adare Re 2020, 1/31/21	$ 2,543,231
	Multiperil — Australia — 0.0%
AUD 3,000,000+(d)(e)	EC0015 Re, 7/31/20	$ —
	Multiperil – U.S. — 3.6%
6,410,084+(d)(e)	Ballybunion Re, 2/28/21	$ 6,410,084
1,535,000+(d)(e)	Dingle Re 2020, 1/31/21	1,487,599
10,000,000+(d)(e)	Kingsbarn Re 2017, 5/19/20	10,000
15,703,476+(d)(e)	Kingsbarn Re 2018, 5/19/20	15,704
14,900,000+(d)(e)	Kingsbarn Re 2019, 5/31/20	15,436,614
4,994,779+(d)(e)	Maidstone Re 2018, 1/15/21	1,667,257
3,062,750+(d)(e)	Riviera Re 2017, 4/30/21	393,257
11,084,286+(d)(e)	Riviera Re 2018-2, 4/30/21	3,383,661
		$ 28,804,176
	Multiperil – U.S. Regional — 0.4%
8,916,652+(d)(e)	Ailsa Re 2018, 6/15/20	$ 431,566
2,500,000+(d)(e)	Ocean View Re 2019, 6/30/20	2,579,256
		$ 3,010,822
	Multiperil – Worldwide — 15.5%
10,000,000+(d)(e)	Cerulean Re 2018-B1, 7/31/20	$ 2,767,000
2,150,000+(d)(e)	Cerulean Re 2019-C1, 7/31/20	2,106,355
4,600,000+(d)(e)	Claredon Re 2019, 5/31/20	4,701,200
4,537,500+(d)(e)	Cyprus Re 2017, 1/10/21	82,582
11,935,217+(d)(e)	Dartmouth Re 2018, 1/15/21	2,831,033
7,030,140+(e)	Dartmouth Re 2019, 1/31/21	1,592,327
7,300,000+(d)(e)	Dartmouth Re 2020, 2/28/21	6,183,826
1,250,000+(d)(e)	Dingle Re 2019, 2/1/21	1,275,657
10,240,739+(d)(e)	Gloucester Re 2018, 2/28/21	1,802,370
5,400,000+(d)(e)	Kingston Heath Re 2020, 2/28/21	4,865,440
36,000+(e)	Limestone Re 2016-1, 8/31/21	28,336
82,000+(e)	Limestone Re 2016-1, 8/31/21	64,542
23,200,000+(d)(e)	Limestone Re 2019-2, 3/1/23 (144A)	24,148,880
1,539,000+(d)(e)	Limestone Re 2020-1, 3/1/24 (144A)	1,562,085
5,273,540+(d)(e)	Lindrick Re 2018, 6/15/20	4,908,430
9,000,000+(e)	Merion Re 2020-1, 12/31/23	7,646,983
5,701,152+(d)(e)	Mid Ocean Re 2019, 7/31/20	5,781,923
12,000,000+(d)(e)	Old Head Re 2020, 12/31/23	10,127,639
7,333,436+(d)(e)	Oyster Bay Re 2018, 1/15/21	6,655,827
4,100,000+(d)(e)	Resilience Re, 4/6/21 (144A)	410
5,000,000+(d)(e)	Resilience Re, 5/1/21	500
15,658,450+(d)(e)	Seminole Re 2018, 1/15/21	3,045,569

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 17

Schedule of Investments | 4/30/20 (unaudited) (continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
3,942,857+(d)(e)	Seminole Re 2019, 1/31/21	$ 4,023,676
15,546,234+(d)(e)	Walton Health Re 2018, 6/15/20	7,773,117
8,050,000+(d)(e)	Walton Health Re 2019, 6/30/20	7,992,491
4,300,000+(d)(e)	Wentworth Re 2019-2, 7/31/20	4,245,904
7,800,000+(d)(e)	Wentworth Re 2020-1, 12/31/23	6,912,922
		$ 123,127,024
	Windstorm – Florida — 0.6%
8,569,000+(d)(e)	Formby Re 2018, 2/28/21	$ 1,615,437
5,500,405+(d)(e)	Portrush Re 2017, 6/15/20	3,509,809
8,260,350+(e)	Portrush Re 2019, 7/1/20	13,984
		$ 5,139,230
	Windstorm – U.S. Regional — 0.9%
2,350,000+(d)(e)	Oakmont Re 2017, 4/30/21	$ 69,090
1,017,500+(d)(e)	Oakmont Re 2019, 4/30/21	704,427
12,500,000+(e)	Resilience Re, 6/7/21 (144A)	6,062,500
		$ 6,836,017
	Total Collateralized Reinsurance	$ 169,460,500
	Industry Loss Warranties — 0.6%
	Multiperil – U.S. — 0.6%
5,500,000+(d)(e)	Scotscraig Re 2020, 1/31/21	$ 5,195,116
	Total Industry Loss Warranties	$ 5,195,116
	Reinsurance Sidecars — 60.3%
	Multiperil – U.S. — 7.0%
5,000,000+(d)(e)	Carnoustie Re 2016, 11/30/20	$ 135,000
12,500,000+(d)(e)	Carnoustie Re 2017, 11/30/21	1,647,500
19,406,338+(e)	Carnoustie Re 2018, 12/31/21	217,351
15,128,863+(d)(e)	Carnoustie Re 2019, 12/31/22	17,582,765
14,673,432+(d)(e)	Castle Stuart Re 2018, 12/1/21	4,214,402
33,700,000+(d)(f)	Harambee Re 2018, 12/31/21	2,628,600
27,831,163+(f)	Harambee Re 2019, 12/31/22	2,657,876
27,000,000+(d)(f)	Harambee Re 2020, 12/31/23	27,423,900
		$ 56,507,394
	Multiperil – U.S. Regional — 0.1%
5,110,275+(d)(e)	EC0009 Re, 12/31/20	$ 843,196
	Multiperil – Worldwide — 53.2%
4,200+(d)(e)	Alturas Re 2019-1, 6/30/20	$ 152,760
85,044+(d)(e)	Alturas Re 2019-2, 3/10/22	740,946
1,900,000+(d)(e)	Alturas Re 2019-3, 9/12/23	2,108,430
530,000+(d)(e)	Alturas Re 2020-1A, 3/10/23	436,296
1,070,000+(d)(e)	Alturas Re 2020-1B, 3/10/23	880,824

The accompanying notes are an integral part of these financial statements.
18 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
9,158,000+(d)(e)	Alturas Re 2020-2, 3/10/23	$ 9,375,045
2,100,000+(d)(e)	Arlington Re 2015, 2/1/21	102,060
4,000,000+(d)(e)	Bantry Re 2016, 3/31/21	322,400
9,006,108+(d)(e)	Bantry Re 2017, 3/31/21	2,126,342
20,980,295+(d)(e)	Bantry Re 2018, 12/31/21	239,175
22,000,000+(e)	Bantry Re 2019, 12/31/22	747,201
25,891,803+(d)(e)	Bantry Re 2020, 12/31/23	26,631,425
5,299,000+(d)(e)	Berwick Re 2017-1, 2/1/21	175,397
53,833,776+(d)(e)	Berwick Re 2018-1, 12/31/21	6,551,571
38,460,846+(d)(e)	Berwick Re 2019-1, 12/31/22	41,507,485
12,600,000+(f)	Blue Lotus Re 2018, 12/31/21	783,720
3,000,000+(d)(e)	EC0016 Re, 6/20/20	2,991,000
400,000+(e)	Eden Re II, 3/22/22 (144A)	536,361
845,567+(e)	Eden Re II, 3/22/22 (144A)	976,381
236,658+(d)(e)	Eden Re II, 3/22/23 (144A)	2,081,005
23,400,000+(d)(e)	Eden Re II, 3/22/24 (144A)	24,132,420
7,000,000+(e)	Gleneagles Re 2016, 11/30/20	218,400
19,900,000+(d)(e)	Gleneagles Re 2017, 11/30/21	2,074,855
21,917,000+(d)(e)	Gleneagles Re 2018, 12/31/21	2,592,781
19,436,692+(d)(e)	Gleneagles Re 2019, 12/31/22	21,788,532
47,710,184+(d)(e)	Gullane Re 2018, 12/31/21	45,000,246
42,000+(e)	Limestone Re 2018, 3/1/22	1,482,806
3,250,000+(e)	Lion Rock Re 2019, 1/31/21	306,150
3,250,000+(d)(e)	Lion Rock Re 2020, 1/31/21	3,402,750
19,500,000+(d)(f)	Lorenz Re 2018, 7/1/21	1,398,150
13,577,448+(d)(f)	Lorenz Re 2019, 6/30/22	12,420,649
44,514,882+(d)(e)	Merion Re 2018-2, 12/31/21	48,494,512
4,700,000+(d)(f)	NCM Re 2018, 12/31/21	361,900
1,941,681+(d)(f)	NCM Re 2019, 12/31/22	429,888
2,000,000+(e)	Pangaea Re 2015-1, 2/28/21	2,616
6,000,000+(e)	Pangaea Re 2015-2, 5/29/21	8,945
5,220,000+(e)	Pangaea Re 2016-1, 11/30/20	11,587
20,000,000+(e)	Pangaea Re 2016-2, 11/30/20	59,522
17,000,000+(d)(e)	Pangaea Re 2017-1, 11/30/21	273,700
33,250,000+(d)(e)	Pangaea Re 2017-3, 5/31/22	1,695,437
12,750,000+(d)(e)	Pangaea Re 2018-1, 12/31/21	749,700
17,500,000+(d)(e)	Pangaea Re 2018-3, 7/1/22	363,010
12,750,000+(d)(e)	Pangaea Re 2019-1, 2/1/23	265,678
16,380,464+(d)(e)	Pangaea Re 2019-3, 7/1/23	16,478,269
17,538,941+(d)(e)	Pangaea Re 2020-1, 2/1/24	17,993,133
4,953+(e)	Sector Re V, 3/1/23 (144A)	210,740
13,114+(e)	Sector Re V, 3/1/23 (144A)	774,396
1,755,061+(d)(e)	Sector Re V, 3/1/23 (144A)	319,262

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 19

Schedule of Investments | 4/30/20 (unaudited) (continued)

Face
Amount USD ($)		Value
	Multiperil – Worldwide — (continued)
2,632,556+(d)(e)	Sector Re V, 3/1/23 (144A)	$ 492,056
4,320,248+(d)(e)	Sector Re V, 12/1/23 (144A)	3,106,256
18,399+(d)(e)	Sector Re V, 3/1/24 (144A)	1,457,313
944,953+(d)(e)	Sector Re V, 3/1/24 (144A)	516,875
2,055,047+(d)(e)	Sector Re V, 3/1/24 (144A)	1,125,128
1,000,000+(d)(e)	Sector Re V, 12/1/24 (144A)	995,438
2,879,752+(d)(e)	Sector Re V, 12/1/24 (144A)	2,865,135
2,800,000+(d)(e)	Sector Re V, 3/1/25 (144A)	2,800,000
4,500,000+(d)(e)	Sector Re V, 3/1/25 (144A)	4,500,000
8,650,072+(d)(e)	Sector Re V, 3/1/25 (144A)	8,650,072
5,000,000+(d)(e)	St. Andrews Re 2017-1, 2/1/21	339,000
7,760,968+(d)(e)	St. Andrews Re 2017-4, 6/1/20	763,679
33,083,230+(d)(e)	Sussex Re 2020-1, 12/31/22	33,943,394
24,000,000+(d)(f)	Thopas Re 2018, 12/31/21	511,200
16,586,501+(d)(f)	Thopas Re 2019, 12/31/22	3,151,435
19,180,000+(d)(f)	Thopas Re 2020, 12/31/23	19,682,516
20,000,000+(d)(e)	Versutus Re 2017, 11/30/21	156,000
35,000,000+(d)(e)	Versutus Re 2018, 12/31/21	—
30,889,158+(e)	Versutus Re 2019-A, 12/31/21	2,659,557
1,188,665+(e)	Versutus Re 2019-B, 12/31/21	102,344
27,500,000+(d)(f)	Viribus Re 2018, 12/31/21	1,113,750
11,676,844+(f)	Viribus Re 2019, 12/31/22	242,878
15,792,968+(d)(f)	Viribus Re 2020, 12/31/23	16,588,933
40,641,287+(d)(e)	Woburn Re 2018, 12/31/21	5,437,139
17,003,469+(d)(e)	Woburn Re 2019, 12/31/22	9,944,407
		$ 423,920,363
	Total Reinsurance Sidecars	$ 481,270,953
	TOTAL INSURANCE-LINKED SECURITIES
	(Cost $808,732,459)	$ 770,904,707
	TOTAL INVESTMENTS IN UNAFFILIATED ISSUERS — 96.7%
	(Cost $808,732,459)	$ 770,904,707
	OTHER ASSETS AND LIABILITIES — 3.3%	$ 26,180,554
	NET ASSETS — 100.0%	$ 797,085,261

bps	Basis Points.
LIBOR	London Interbank Offered Rate.
(144A)
Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At April 30, 2020, the value of these securities amounted to

$202,290,851, or 25.4% of net assets.
†	Amount rounds to less than 0.1%.
+	Security that used significant unobservable inputs to determine its value.

The accompanying notes are an integral part of these financial statements.
20 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

(a)	Securities are restricted as to resale.
(b)	Floating rate note. Coupon rate, reference index and spread shown at April 30, 2020.
(c)	Security issued with a zero coupon. Income is recognized through accretion of discount.
(d)	Non-income producing security.
(e)	Issued as participation notes.
(f)	Issued as preference shares.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

	In					Unrealized
Currency	Exchange	Currency			Settlement	Appreciation
Purchased	for	Sold	Deliver	Counterparty	Date	(Depreciation)
EUR	495,520	USD	(535,350)	State Street Bank	5/18/20	$7,536
				& Trust Co.
USD	540,638	EUR	(495,520)	State Street Bank	5/18/20	(2,248)
				& Trust Co.
TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS						$5,288

Principal amounts are denominated in U.S. dollars (“USD”) unless otherwise noted.
AUD – Australian Dollar
EUR – Euro
Purchases and sales of securities (excluding temporary cash investments) for the six months ended April 30, 2020, aggregated $278,016,657 and $288,755,592, respectively.
The Fund is permitted to engage in purchase and sale transactions (“cross trades”) with certain funds and accounts for which Amundi Pioneer Asset Management, Inc. (the “Adviser”) serves as the Fund’s investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the six months ended April 30, 2020, the Fund did not engage in any cross trade activity.
At April 30, 2020, the net unrealized depreciation on investments based on cost for federal tax purposes of $840,190,635 was as follows:

Aggregate gross unrealized appreciation for all investments in which
there is an excess of value over tax cost	$51,469,032
Aggregate gross unrealized depreciation for all investments in which
there is an excess of tax cost over value	(120,749,672)
Net unrealized depreciation	$(69,280,640)

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels below.
Level 1 – quoted prices in active markets for identical securities.
Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements — Note 1A.
Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining fair value of investments). See Notes to Financial Statements — Note 1A.
The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 21

Schedule of Investments | 4/30/20 (unaudited) (continued)
The following is a summary of the inputs used as of April 30, 2020, in valuing the Fund’s investments:

	Level 1	Level 2	Level 3		Total
Insurance-Linked Securities
Collateralized Reinsurance
Earthquakes - California	$—	$—	$2,543,231		$2,543,231
Multiperil - Australia	—	—	—	*	—	*
Multiperil - U.S.	—	—	28,804,176		28,804,176
Multiperil - U.S. Regional	—	—	3,010,822		3,010,822
Multiperil - Worldwide	—	—	123,127,024		123,127,024
Windstorm - Florida	—	—	5,139,230		5,139,230
Windstorm - U.S. Regional	—	—	6,836,017		6,836,017
Industry Loss Warranties
Multiperil - U.S.	—	—	5,195,116		5,195,116
Reinsurance Sidecars
Multiperil - U.S.	—	—	56,507,394		56,507,394
Multiperil - U.S. Regional	—	—	843,196		843,196
Multiperil - Worldwide	—	—	423,920,363		423,920,363
All Other Insurance-Linked
Securities	—	114,978,138	—		114,978,138
Total Investments in Securities	$—	$114,978,138	$655,926,569		$770,904,707
Other Financial Instruments
Net unrealized appreciation
on forward foreign currency
exchange contracts	$—	$5,288	$—		$5,288
Total Other
Financial Instruments	$—	$5,288	$—		$5,288

*  Security valued at $0.
The accompanying notes are an integral part of these financial statements.
22 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

Insurance-
Linked
Securities
Balance as of 10/31/19	$712,374,496
Realized gain (loss)(1)	(5,828,984)
Change in unrealized appreciation (depreciation)(2)	19,985,854
Accrued discounts/premiums	(120,092)
Purchases	245,351,248
Sales	(315,835,953)
Transfers in to Level 3*	—
Transfers out of Level 3*	—
Balance as of 4/30/20	$655,926,569

(1)	Realized gain (loss) on these securities is included in the realized gain (loss) from investments on the Statement of Operations.
(2)	Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments on the Statement of Operations.
*	Transfers are calculated on the beginning of period value. During the six months ended April 30, 2020, there were no transfers between Levels 1, 2 and 3.

Net change in unrealized appreciation (depreciation) of Level 3 investments still
held and considered Level 3 at April 30, 2020:	$20,965,061

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 23

Statement of Assets and Liabilities | 4/30/20 (unaudited)

ASSETS:
Investments in unaffiliated issuers, at value (cost $808,732,459)	$770,904,707
Cash	27,050,282
Net unrealized appreciation on forward foreign currency exchange contracts	5,288
Receivables —
Fund shares sold	71,000
Interest	758,061
Other assets	28,029
Total assets	$798,817,367
LIABILITIES:
Payables —
Investment securities purchased	$1,357,500
Trustees’ fees	3,716
Professional fees	93,804
Transfer agent fees	113,957
Shareowner communications expense	15,174
Printing expense	16,107
Due to affiliates
Management fees	114,519
Accrued expenses	17,329
Total liabilities	$1,732,106
NET ASSETS:
Paid-in capital	$905,983,668
Distributable earnings (loss)	(108,898,407)
Net assets	$797,085,261
NET ASSET VALUE PER SHARE:
No par value
Based on $797,085,261/94,174,113 shares	$8.46

The accompanying notes are an integral part of these financial statements.
24 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Statement of Operations (unaudited)

FOR THE SIX MONTHS ENDED 4/30/20

INVESTMENT INCOME:
Dividends from unaffiliated issuers	$16,024,675
Interest from unaffiliated issuers (net of foreign taxes
withheld $2,427)	4,199,986
Total investment income		$20,224,661
EXPENSES:
Management fees	$7,129,901
Administrative expense	143,893
Transfer agent fees	287,532
Shareowner communications expense	97,858
Custodian fees	13,715
Registration fees	18,382
Professional fees	99,617
Printing expense	30,152
Pricing fees	2,782
Trustees’ fees	20,421
Insurance expense	5,993
Miscellaneous	14,223
Total expenses		$7,864,469
Net investment income		$12,360,192
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on:
Investments in unaffiliated issuers	$(6,118,458)
Forward foreign currency exchange contracts	2,665
Other assets and liabilities denominated
in foreign currencies	6,400	$(6,109,393)
Change in net unrealized appreciation (depreciation) on:
Investments in unaffiliated issuers	$15,589,418
Forward foreign currency exchange contracts	16,534
Other assets and liabilities denominated
in foreign currencies	1,701	$15,607,653
Net realized and unrealized gain (loss) on investments		$9,498,260
Net increase in net assets resulting from operations		$21,858,452

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 25

Statements of Changes in Net Assets

	Six Months
	Ended	Year
	4/30/20	Ended
	(unaudited)	10/31/19
FROM OPERATIONS:
Net investment income (loss)	$12,360,192	$6,000,444
Net realized gain (loss) on investments	(6,109,393)	(11,151,788)
Change in net unrealized appreciation (depreciation)
on investments	15,607,653	(55,122,674)
Net increase (decrease) in net assets resulting
from operations	$21,858,452	$(60,274,018)
DISTRIBUTIONS TO SHAREOWNERS:
($0.55 and $0.55 per share, respectively)	$(52,200,916)	$(55,376,094)
Total distributions to shareowners	$(52,200,916)	$(55,376,094)
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sales of shares	$121,161,887	$256,432,454
Reinvestment of distributions	32,549,134	34,837,164
Cost of shares repurchased	(157,923,208)	(335,426,146)
Net decrease in net assets resulting from
Fund share transactions	$(4,212,187)	$(44,156,528)
Net decrease in net assets	$(34,554,651)	$(159,806,640)
NET ASSETS:
Beginning of period	$831,639,912	$991,446,552
End of period	$797,085,261	$831,639,912

	Six Months	Six Months
	Ended	Ended	Year	Year
	4/30/20	4/30/20	Ended	Ended
	Shares	Amount	10/31/19	10/31/19
	(unaudited)	(unaudited)	Shares	Amount
FUND SHARE TRANSACTION
Shares sold	14,527,639	$121,161,887	29,451,459	$256,432,454
Reinvestment of distributions	3,940,573	32,549,134	3,999,674	34,837,164
Less shares repurchased	(18,901,943)	(157,923,208)	(38,733,434)	(335,426,146)
Net decrease	(433,731)	$(4,212,187)	(5,282,301)	$(44,156,528)

The accompanying notes are an integral part of these financial statements.
26 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Statement of Cash Flows (unaudited)

FOR THE SIX MONTHS ENDED 4/30/20

CASH FLOWS FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$21,858,452
Adjustments to reconcile net increase in net assets resulting from operations to net cash, restricted cash and foreign currencies from operating activities:
Purchases of investment securities	$(297,475,283)
Proceeds from disposition and maturity of investment securities	361,716,000
Net accretion and amortization of discount/premium on investment securities	(8,763)
Net realized loss on investments in unaffiliated issuers	6,118,458
Change in unrealized appreciation on investments in unaffiliated issuers	(15,589,418)
Change in unrealized appreciation on forward foreign currency contracts	(16,534)
Change in unrealized appreciation on other assets and liabilities
denominated in foreign currencies	(526)
Decrease in interest receivable	54,154
Increase in reinvestment of dividends	(71,000)
Decrease in other assets	8,390
Decrease in management fees payable	(5,685)
Increase in trustees’ fees payable	255
Decrease in professional fees payable	(75,055)
Increase in transfer agent fees payable	7,336
Increase in shareowner communications expense payable	15,174
Increase in printing expense payable	16,107
Decrease in administrative fees payable	(1,168)
Decrease in accrued expenses	(21,435)
Net cash, restricted cash and foreign currencies from operating activities	$76,529,459
CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from shares sold	$121,161,887
Less shares repurchased	(157,923,208)
Distributions to shareowners, net of reinvestments	(19,651,782)
Net cash, restricted cash and foreign currencies used in
financing activities	$(56,413,103)
EFFECT OF FOREIGN EXCHANGE FLUCTUATIONS ON CASH:
Effect of foreign exchange fluctuations on cash	$526
CASH, RESTRICTED CASH AND FOREIGN CURRENCIES:
Beginning of period*	$6,933,400
End of period*	$27,050,282
Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of
reinvestment of distributions	$32,549,134

*
The following table provides a reconciliation of cash, restricted cash and foreign currencies reported within statement of assets and liabilities that sum to the total of the same such amounts shown in the Statement of Cash Flows:

	Six Months
	Ended	Year
	4/30/20	Ended
	(unaudited)	10/31/19
Cash	$27,050,282	$6,928,407
Foreign currencies, at value	—	4,993
Total cash, restricted cash and foreign currencies
shown in the Statement of Cash Flows	$27,050,282	$6,933,400

The accompanying notes are an integral part of these financial statements.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 27

Financial Highlights

	Six Months
	Ended		Year	Year	Year		Year	12/22/14
	4/30/20		Ended	Ended	Ended		Ended	to
	(unaudited)		10/31/19	10/31/18	10/31/17		10/31/16*	10/31/15*
Net asset value, beginning of period	$8.79		$9.93	$9.59	$11.09		$10.59	$10.00
Increase (decrease) from investment operations:
Net investment income (loss) (a)	$0.13		$0.06	$0.31	$0.25		$0.63	$(0.12)
Net realized and unrealized gain (loss) on investments	0.09		(0.65)	0.17	(0.74)		0.51	0.71
Net increase (decrease) from investment operations	$0.22		$(0.59)	$0.48	$(0.49)		$1.14	$0.59
Distributions to shareowners:
Net investment income	$(0.55)		$(0.55)	$(0.14)	$(1.01	)(b)	$(0.64)	$—
Net increase (decrease) in net asset value	$(0.33)		$(1.14)	$0.34	$(1.50)		$0.50	$0.59
Net asset value, end of period	$8.46		$8.79	$9.93	$9.59		$11.09	$10.59
Total return (c)	2.67	%(d)	(5.85)%	5.04%	(4.95)%		11.23%	5.90	%(d)
Ratio of net expenses to average net assets	1.93	%(e)	1.96%	1.95%	2.00%		2.10%	2.10	%(e)
Ratio of net investment income (loss) to average net assets	3.03	%(e)	0.68%	3.19%	2.38%		5.93%	(1.30	)%(e)
Portfolio turnover rate	37	%(d)	50%	42%	34%		29%	1%
Net assets, end of period (in thousands)	$797,085		$831,640	$991,447	$359,114		$161,667	$75,400
Ratios with no waiver of fees and assumption of expenses by
the Adviser and no reduction for fees paid indirectly:
Total expenses to average net assets	1.93	%(e)	1.96%	1.95%	2.00%		2.17%	2.60	%(e)
Net investment income (loss) to average net assets	3.03	%(e)	0.68%	3.19%	2.38%		5.86%	(1.80	)%(e)

*	The Fund was audited by an independent registered public accounting firm other than Ernst & Young LLP.
(a)	The per-share data presented above is based on the average shares outstanding for the periods presented.
(b)	The amount of distributions made to shareowners during the year was in excess of the net investment income earned by the Fund during the year.
(c)
Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions and the complete redemption of the investment at net asset value at the end of each period.

(d)	Not annualized.
(e)	Annualized.

The accompanying notes are an integral part of these financial statements.
28 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Notes to Financial Statements | 4/30/20 (unaudited)
1. Organization and Significant Accounting Policies
Pioneer ILS Interval Fund (the “Fund”) was organized as a Delaware statutory trust on July 15, 2014. Prior to commencing operations on December 22, 2014, the Fund had no operations other than matters relating to its organization and registration as a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The investment objective of the Fund is to seek total return.
The Fund offers shares through Amundi Pioneer Distributor, Inc. (the “Distributor”). Shares are offered at the Fund’s current net asset value (“NAV”) per share.
The Fund’s ability to accept offers to purchase shares may be limited when appropriate investments for the Fund are not available. Shares are generally available for purchase by registered investment advisers acting in a fiduciary capacity on behalf of their clients and by or through other qualified intermediaries and programs sponsored by such qualified financial intermediaries. Shares are also available to certain direct investors, which may be individuals, trusts, foundations and other institutional investors. Initial investments are subject to investment minimums described in the prospectus. Registered investment advisers and other financial intermediaries may impose different or additional minimum investment and eligibility requirements from those of the fund. Amundi Pioneer Asset Management, Inc. (the “Adviser”) or the Distributor may waive the Fund’s minimum investment requirements.
The Fund is an “interval” fund and makes periodic offers to repurchase shares (See Note 6). Except as permitted by the Fund’s structure, no shareowner will have the right to require the Fund to repurchase its shares. No public market for shares exists, and none is expected to develop in the future. Consequently, shareowners generally will not be able to liquidate their investment other than as a result of repurchases of their shares by the Fund.
Amundi Pioneer Asset Management, Inc., an indirect, wholly owned subsidiary of Amundi and Amundi’s wholly owned subsidiary, Amundi USA, Inc., serves as the Fund’s investment adviser (the “Adviser”). Amundi Pioneer Distributor, Inc., an affiliate of Amundi Pioneer Asset Management, Inc., serves as the Fund’s distributor (the “Distributor”).
In August 2018, the Securities and Exchange Commission (“SEC”) released a Disclosure Update and Simplification Final Rule. The Final Rule amends Regulation S-X disclosures requirements to conform them to U.S. Generally
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 29

Accepted Accounting Principles (“U.S. GAAP”) for investment companies. The Fund’s financial statements were prepared in compliance with the new amendments to Regulation S-X.
The Fund is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. U.S. GAAP requires the management of the Fund to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.
The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:
A.   Security Valuation
The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange (“NYSE”) is open, as of the close of regular trading on the NYSE.
Event-linked bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance-linked securities (including reinsurance sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.
Fixed-income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed-income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.
Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last
30 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.
The value of foreign securities is translated into U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund’s shares are determined as of such times. The Fund may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.
Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate and the forward points on a daily basis, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.
Securities for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of the Adviser pursuant to procedures adopted by the Fund’s Board of Trustees. The Adviser’s fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. The Adviser’s fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.
Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Fund may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Fund’s net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Fund’s securities may differ significantly from exchange prices, and such differences could be material.
At April 30, 2020, no securities were valued using fair value methods (other than securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance industry pricing model).
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 31

B.   Investment Income and Transactions
Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Fund becomes aware of the ex-dividend data in the exercise of reasonable diligence.
Interest income, including interest on income-bearing cash accounts, is recorded on the accrual basis. Dividend and interest income are reported net of unrecoverable foreign taxes withheld at the applicable country rates and net of income accrued on defaulted securities.
Interest and dividend income payable by delivery of additional shares is reclassified as PIK (payment-in-kind) income upon receipt and is included in interest and dividend income, respectively. All discounts/premiums on purchase prices of debt securities are accreted/amortized for financial reporting purposes over the life of the respective securities, and such accretion/amortization is included in interest income.
Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.
C.   Foreign Currency Translation
The books and records of the Fund are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.
Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency exchange contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated on the Statement of Operations from the effects of changes in the market prices of those securities, but are included with the net realized and unrealized gain or loss on investments.
D.   Federal Income Taxes
It is the Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no provision for federal income taxes is required. As of October 31, 2019, the Fund did not accrue any interest or penalties with respect to uncertain tax positions, which, if applicable, would be recorded as an income tax expense on the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.
32 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary over distributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.
The tax character of current year distributions payable will be determined at the end of the current taxable year. The tax character of distributions paid during the year ended October 31, 2019 was as follows:

2019
Distributions paid from:
Ordinary income	$55,376,094
Total	$55,376,094

The following shows the components of distributable earnings (losses) on a federal income tax-basis at October 31, 2019:

2019
Distributable earnings:
Undistributed ordinary income	$32,162,958
Capital loss carryforward	(25,830,608)
Net unrealized depreciation	(84,888,293)
Total	$(78,555,943)

The difference between book-basis and tax-basis net unrealized depreciation is attributable to adjustments relating to wash sales, ILS securities, and the mark to market of forward contracts.
E.    Risks
The value of securities held by the Fund may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, recessions, the spread of infectious illness or other public health issues, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.
At times, the Fund’s investments may represent industries or industry sectors that are interrelated or have common risks, making the Fund more susceptible to any economic, political, or regulatory developments or other
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 33

risks affecting those industries and sectors. The Fund’s investments in foreign markets and countries with limited developing markets may subject the Fund to a greater degree of risk than investments in a developed market. These risks include disruptive political or economic conditions and the imposition of adverse governmental laws or currency exchange restrictions.
The Fund invests primarily in insurance-linked securities (“ILS”). ILS may include event-linked bonds (also known as insurance-linked bonds or catastrophe bonds), quota share instruments (also known as “reinsurance sidecars”), collateralized reinsurance investments, industry loss warranties, event-linked swaps, securities of companies in the insurance or reinsurance industries, and other insurance and reinsurance-related securities. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. ILS carry significant risk. See note 1.F.
With the increased use of technologies such as the Internet to conduct business, the Fund is susceptible to operational, information security and related risks. While the Fund’s Adviser has established business continuity plans in the event of, and risk management systems to prevent, limit or mitigate, such cyber-attacks, there are inherent limitations in such plans and systems, including the possibility that certain risks have not been identified. Furthermore, the Fund cannot control the cybersecurity plans and systems put in place by service providers to the Fund such as Brown Brothers Harriman & Co., the Fund’s custodian and accounting agent, and DST Asset Manager Solutions, Inc., the Fund’s transfer agent. In addition, many beneficial owners of Fund shares hold them through accounts at broker-dealers, retirement platforms and other financial market participants over which neither the Fund nor Amundi Pioneer exercises control. Each of these may in turn rely on service providers to them, which are also subject to the risk of cyber-attacks. Cybersecurity failures or breaches at Amundi Pioneer or the Fund’s service providers or intermediaries have the ability to cause disruptions and impact business operations, potentially resulting in financial losses, interference with the Fund’s ability to calculate its net asset value, impediments to trading, the inability of Fund shareowners to effect share purchases or redemptions or receive distributions, loss of or unauthorized access to private shareowner information and violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, or additional compliance costs. Such costs and losses may not be covered under any insurance. In addition, maintaining vigilance against cyber-attacks may involve substantial costs over time, and system enhancements may themselves be subject to cyber-attacks.
34 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

COVID-19
The respiratory illness COVID-19 caused by a novel coronavirus has resulted in a global pandemic and major disruption to economies and markets around the world, including the United States. Financial markets have experienced extreme volatility and severe losses, and trading in many instruments has been disrupted. Liquidity for many instruments has been greatly reduced for periods of time. Some interest rates are very low and in some cases yields are negative. Some sectors of the economy and individual issuers have experienced particularly large losses. These circumstances may continue for an extended period of time, and may continue to affect adversely the value and liquidity of the fund’s investments. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. Governments and central banks, including the Federal Reserve in the U.S., have taken extraordinary and unprecedented actions to support local and global economies and the financial markets. These actions have resulted in significant expansion of public debt, including in the U.S. The impact of these measures, and whether they will be effective to mitigate the economic and market disruption, will not be known for some time. The consequences of high public debt, including its future impact on the economy and securities markets, likewise may not be known for some time.
The Fund’s prospectus contains unaudited information regarding the Fund’s principal risks. Please refer to that document when considering the Fund’s principal risks.
F.    Insurance-Linked Securities (“ILS”)
The Fund invests in ILS. The Fund could lose a portion or all of the principal it has invested in an ILS, and the right to additional interest or dividend payments with respect to the security, upon the occurrence of one or more trigger events, as defined within the terms of an insurance-linked security. Trigger events, generally, are hurricanes, earthquakes, or other natural events of a specific size or magnitude that occur in a designated geographic region during a specified time period, and/or that involve losses or other metrics that exceed a specific amount. There is no way to accurately predict whether a trigger event will occur, and accordingly, ILS carry significant risk. The Fund is entitled to receive principal, and interest and/or dividend payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, ILS may expose the Fund to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 35

The Fund’s investments in ILS may include event-linked bonds. ILS also may include special purpose vehicles (“SPVs”) or similar instruments structured to comprise a portion of a reinsurer’s catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties (“ILWs”). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange-traded instruments.
Where the ILS are based on the performance of underlying reinsurance contracts, the Fund has limited transparency into the individual underlying contracts, and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for the Adviser to fully evaluate the underlying risk profile of the Fund’s structured reinsurance investments, and therefore the Fund’s assets are placed at greater risk of loss than if the Adviser had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Fund. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Fund is forced to sell an illiquid asset, the Fund may be forced to sell at a loss.
G.   Forward Foreign Currency Exchange Contracts
The Fund may enter into forward foreign currency exchange contracts (“contracts”) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked-to-market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation is recorded in the Fund’s financial statements. The Fund records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 5).
During the six months ended April 30, 2020, the Fund had entered into various forward foreign currency exchange contracts that obligated the Fund to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency exchange contract, the Fund may close out such contract by entering into an offsetting contract.
36 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

The average market value of forward foreign currency exchange contracts open during the six months ended April 30, 2020, was $(477,185). Open forward foreign currency exchange contracts outstanding at April 30, 2020, are listed in the Schedule of Investments.
2. Management Agreement
The Adviser manages the Fund’s portfolio. Management fees are calculated daily and payable monthly at the annual rate of 1.75% of the Fund’s average daily net assets. For the six months ended April 30, 2020, the effective management fee was equivalent to 1.75% (annualized) of the Fund’s average daily net assets.
The Adviser has contractually agreed to limit ordinary operating expenses (ordinary operating expenses means all fund expenses other than extraordinary expenses, such as litigation, taxes, brokerage commissions and acquired fund fees and expenses) of the Fund to the extent required to reduce Fund expenses to 1.99% of the average daily net assets attributable to the Fund. This expense limitation are in effect through March 1, 2021. Fees waived and expenses reimbursed during the six months ended April 30, 2020 are reflected on the Statement of Operations, if any.
In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund as administrative reimbursements. Included in “Due to affiliates” reflected on the Statement of Assets and Liabilities is $114,519 in management fees, administrative costs and certain other reimbursements payable to the Adviser at April 30, 2020.
3. Transfer Agent
DST Asset Manager Solutions, Inc. serves as the transfer agent to the Fund at negotiated rates. Transfer agent fees and payables shown on the Statement of Operations and the Statement of Assets and Liabilities, respectively, include sub-transfer agent expenses incurred through the Fund’s omnibus relationship contracts.
In addition, the Fund reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings, and outgoing phone calls. For the six months ended April 30, 2020, such out-of-pocket expenses by class of shares were as follows:

Shareowner Communications:
Fund	$97,858
Total	$97,858

Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 37

4. Master Netting Agreements
The Fund has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all of its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs the trading of certain Over the Counter (“OTC”) derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of an event of default and/or a termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party.
Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Fund’s credit risk to its counterparty equal to any amounts payable by the Fund under the applicable transactions, if any. However, the Fund’s right to set off may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which each specific ISDA Master Agreement of each counterparty is subject.
The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a “minimum transfer amount”) before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Fund and/or counterparty is held in segregated accounts by the Fund’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Fund’s collateral obligations, if any, will be reported separately on the Statement of Assets and Liabilities as “Swaps collateral”. Securities pledged by the Fund as collateral, if any, are identified as such in the Schedule of Investments.
Financial instruments subject to an enforceable master netting agreement, such as an ISDA Master Agreement, have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Fund as of April 30, 2020.
38 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

	Derivative
	Assets
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Assets (b)
State Street Bank &
Trust Co.	$7,536	$(2,248)	$—	$—	$5,288
Total	$7,536	$(2,248)	$—	$—	$5,288

	Derivative
	Liabilities
	Subject to	Derivatives	Non-Cash	Cash	Net Amount
	Master Netting	Available	Collateral	Collateral	of Derivative
Counterparty	Agreement	for Offset	Received (a)	Received (a)	Liabilities (c)
State Street Bank &
Trust Co.	$2,248	$(2,248)	$—	$—	$—
Total	$2,248	$(2,248)	$—	$—	$—

(a)	The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets cannot be less than $0.
(b)	Represents the net amount due from the counterparty in the event of default.
(c)	Represents the net amount payable to the counterparty in the event of default.

5. Additional Disclosures about Derivative Instruments and Hedging Activities
The Fund’s use of derivatives may enhance or mitigate the Fund’s exposure to the following risks:
Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.
Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Fund.
Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.
Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange rate risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.
Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.
Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 39

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2020, was as follows:

			Foreign
Statement of Assets	Interest	Credit	Exchange	Equity	Commodity
and Liabilities	Rate Risk	Risk	Rate Risk	Risk	Risk
Assets
Net unrealized appreciation on
forward foreign currency
exchange contracts	$—	$—	$5,288	$—	$—
Total Value	$—	$—	$5,288	$—	$—

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at April 30, 2020, was as follows:

			Foreign
Statement of	Interest	Credit	Exchange	Equity	Commodity
Operations	Rate Risk	Risk	Rate Risk	Risk	Risk
Net realized gain (loss) on:
Forward foreign currency
exchange contracts	$—	$—	$2,665	$—	$—
Total Value	$—	$—	$2,665	$—	$—

Change in net unrealized
appreciation (depreciation) on:
Forward foreign currency
exchange contracts	$—	$—	$16,534	$—	$—
Total Value	$—	$—	$16,534	$—	$—

6. Repurchase Offers
The Fund is a closed-end “interval” fund. The Fund has adopted, pursuant to Rule 23c-3 under the 1940 Act, a fundamental policy, which cannot be changed without shareowner approval, requiring the Fund to offer to repurchase at least 5% and up to 25% of the Fund’s outstanding shares at NAV on a regular schedule.
The Fund is required to make repurchase offers every three months. Quarterly repurchase offers occur in the months of January, April, July and October. The Fund will typically seek to conduct quarterly repurchase offers for 10% of the
40 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

Fund’s outstanding shares at their NAV per share unless the Fund’s Board of Trustees has approved a higher or lower amount for that repurchase offer. Repurchase offers in excess of 5% are made solely at the discretion of the Fund’s Board of Trustees and investors should not rely on any expectation of repurchase offers in excess of 5%. Even though the Fund makes quarterly repurchase offers investors should consider the Fund’s shares illiquid.
In the event a repurchase offer by the Fund is oversubscribed, the Fund may repurchase, but is not required to repurchase, additional shares up to a maximum amount of 2% of the outstanding shares of the Fund. If the Fund determines not to repurchase additional shares beyond the repurchase offer amount, or if shareowners submit for repurchase an amount of shares greater than that which the Fund is entitled to repurchase, the Fund will repurchase the shares submitted for repurchase on a pro rata basis.
Shares repurchased during the six months ended April 30, 2020 were as follows:

				Percentage
				of
				Outstanding	Amount
			NAV on	Shares	of Shares
Commence-	Repurchase	Repurchase	Repurchase	the Fund	the Fund	Percentage	Number
ment	Request	Pricing	Pricing	Offered to	Offered to	of Shares	of Shares
Date	Deadline	Date	Date	Repurchase	Repurchase	Tendered	Tendered
10/25/19	12/2/19	12/16/19	$8.29	10%	9,671,200.360	74.3393%	7,189,499.231
1/24/20	2/24/20	3/9/20	$8.42	12%	11,752,687.525	83.8888%	9,859,191.623
4/17/20	5/18/20	6/1/20	$8.48	10%	9,418,711.316	80.3383%	7,566,834.426

Pioneer ILS Interval Fund | Semiannual Report | 4/30/20 41

Trustees, Officers and Service Providers

Trustees	Officers
Thomas J. Perna, Chairman	Lisa M. Jones, President and
John E. Baumgardner, Jr.	Chief Executive Officer
Diane Durnin	Mark E. Bradley, Treasurer and
Benjamin M. Friedman	Chief Financial and
Lisa M. Jones	Accounting Officer
Lorraine H. Monchak	Christopher J. Kelley, Secretary and
Marguerite A. Piret	Chief Legal Officer
Fred J. Ricciardi
Kenneth J. Taubes

Investment Adviser and Administrator
Amundi Pioneer Asset Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Amundi Pioneer Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Transfer Agent
DST Asset Manager Solutions, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.amundipioneer.com/us. This information is also available on the Securities and Exchange Commission’s web site at www.sec.gov.
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44 Pioneer ILS Interval Fund | Semiannual Report | 4/30/20

How to Contact Amundi Pioneer
We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms	1-844-391-3034

Write to us:
Amundi Pioneer
P.O. Box 219695
Kansas City, MO 64121-9427

Our toll-free fax	1-800-225-4240

Our internet e-mail address	us.askamundipioneer@amundipioneer.com
(for general questions about Amundi Pioneer only)

Visit our web site: www.amundipioneer.com/us
This report must be preceded or accompanied by a prospectus.
The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. Shareholders may view the filed Form N-PORT by visiting the Commission’s web site at https://www.sec.gov.

Amundi Pioneer Asset Management, Inc.
60 State Street
Boston, MA 02109
www.amundipioneer.com/us

Securities offered through Amundi Pioneer Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
© 2020 Amundi Pioneer Asset Management 28630-05-0620

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.  If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3) Compliance with applicable governmental laws, rules, and regulations;

(4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant’s Internet address and such intention.

Not applicable.

(f) The registrant must:

(1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

(2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

(3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made. See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1)  Disclose that the registrant’s board of trustees has determined that the registrant either:

(i)  Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant’s Board of Trustees has determined that the registrant has at least one audit committee financial expert.

      (2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

(i)  Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Mr. Fred J. Ricciardi, an independent trustee, is such an audit committee financial expert.

(3) If the registrant provides the disclosure required by paragraph (a)(1) (ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

PIONEER FUNDS
APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
PROVIDED BY THE INDEPENDENT AUDITOR

SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Amundi Pioneer Asset Management, Inc, the audit committee and the independent auditors.

The Funds recognize that a Fund’s independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund’s independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund’s independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

SECTION II - POLICY

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES

I. AUDIT SERVICES	Services that are directly	o Accounting research assistance
	related to performing the	o SEC consultation, registration
	independent audit of the Funds	statements, and reporting
o Tax accrual related matters
o Implementation of new accounting standards
o Compliance letters (e.g. rating agency letters)
o Regulatory reviews and assistance
regarding financial matters
o Semi-annual reviews (if requested)
o Comfort letters for closed end offerings
II. AUDIT-RELATED	Services which are not	o AICPA attest and agreed-upon procedures
SERVICES	prohibited under Rule	o Technology control assessments
	210.2-01(C)(4) (the “Rule”)	o Financial reporting control assessments
	and are related extensions of	o Enterprise security architecture
	the audit services support the	assessment
audit, or use the knowledge/expertise
gained from the audit procedures as a
foundation to complete the project.
In most cases, if the Audit-Related
Services are not performed by the
Audit firm, the scope of the Audit
Services would likely increase.
The Services are typically well-defined
and governed by accounting
professional standards (AICPA,
SEC, etc.)

AUDIT COMMITTEE APPROVAL POLICY		AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval		o A summary of all such
for the audit period for all		services and related fees
pre-approved specific service		reported at each regularly
subcategories. Approval of the		scheduled Audit Committee
independent auditors as		meeting.
auditors for a Fund shall
constitute pre approval for
these services.

o “One-time” pre-approval		o A summary of all such
for the fund fiscal year within		services and related fees
a specified dollar limit		(including comparison to
for all pre-approved		specified dollar limits)
specific service subcategories		reported quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limit for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for Audit-Related
Services not denoted as
“pre-approved”, or
to add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
III. TAX SERVICES	Services which are not	o Tax planning and support
	prohibited by the Rule,	o Tax controversy assistance
	if an officer of the Fund	o Tax compliance, tax returns, excise
	determines that using the	tax returns and support
	Fund’s auditor to provide	o Tax opinions
these services creates
significant synergy in
the form of efficiency,
minimized disruption, or
the ability to maintain a
desired level of
confidentiality.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year	all such services and
within a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.

o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for tax services not
denoted as pre-approved, or to
add a specific service subcategory as
“pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PRE-APPROVED SERVICE
SUBCATEGORIES
IV. OTHER SERVICES	Services which are not	o Business Risk Management support
	prohibited by the Rule,	o Other control and regulatory
A. SYNERGISTIC,	if an officer of the Fund	compliance projects
UNIQUE QUALIFICATIONS	determines that using the
Fund’s auditor to provide
these services creates
significant synergy in
the form of efficiency,
minimized disruption,
the ability to maintain a
desired level of
confidentiality, or where
the Fund’s auditors
posses unique or superior
qualifications to provide
these services, resulting
in superior value and
results for the Fund.

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o “One-time” pre-approval	o A summary of
for the fund fiscal year within	all such services and
a specified dollar limit	related fees
(including comparison
to specified dollar
limits) reported
quarterly.
o Specific approval is
needed to exceed the
pre-approved dollar limits for
these services (see general
Audit Committee approval policy
below for details on obtaining
specific approvals)

o Specific approval is
needed to use the Fund’s
auditors for “Synergistic” or
“Unique Qualifications” Other
Services not denoted as
pre-approved to the left, or to
add a specific service
subcategory as “pre-approved”

SECTION III - POLICY DETAIL, CONTINUED

SERVICE CATEGORY	SERVICE CATEGORY DESCRIPTION	SPECIFIC PROHIBITED SERVICE
SUBCATEGORIES
PROHIBITED SERVICES	Services which result	1. Bookkeeping or other services
	in the auditors losing	related to the accounting records or
	independence status	financial statements of the audit
	under the Rule.	client*
2. Financial information systems design
and implementation*
3. Appraisal or valuation services,
fairness* opinions, or
contribution-in-kind reports
4. Actuarial services (i.e., setting
actuarial reserves versus actuarial
audit work)*
5. Internal audit outsourcing services*
6. Management functions or human
resources
7. Broker or dealer, investment
advisor, or investment banking services
8. Legal services and expert services
unrelated to the audit
9. Any other service that the Public
Company Accounting Oversight Board
determines, by regulation, is
impermissible

AUDIT COMMITTEE APPROVAL POLICY	AUDIT COMMITTEE REPORTING POLICY
o These services are not to be	o A summary of all
performed with the exception of the(*)	services and related
services that may be permitted	fees reported at each
if they would not be subject to audit	regularly scheduled
procedures at the audit client (as	Audit Committee meeting
defined in rule 2-01(f)(4)) level	will serve as continual
the firm providing the service.	confirmation that has
not provided any
restricted services.

GENERAL AUDIT COMMITTEE APPROVAL POLICY:

o For all projects, the officers of the Funds and the Fund’s auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the “Approval of Audit, Audit-Related, Tax and Other Services” Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Fund’s audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR, provide the following information:

(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant’s portfolio (“Portfolio Manager”). Also state each Portfolio Manager’s business experience during the past 5 years.

Not applicable to open-end management investment companies.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable to open-end management investment companies.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no significant changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) If the registrant is a closed-end management investment company, provide the following dollar amounts of income and compensation related to the securities lending activities of the registrant during its most recent fiscal year:

N/A

(1) Gross income from securities lending activities;

N/A

(2) All fees and/or compensation for each of the following securities lending activities and related services: any share of revenue generated by the securities lending program paid to the securities lending agent(s) (revenue split); fees paid for cash collateral management services (including fees deducted from a pooled cash collateral reinvestment vehicle) that are not included in the revenue split; administrative fees that are not included in the revenue split; fees for indemnification that are not included in the revenue split; rebates paid to borrowers; and any other fees relating to the securities lending program that are not included in the revenue split, including a description of those other fees;

N/A

(3) The aggregate fees/compensation disclosed pursuant to paragraph (2); and

N/A

(4) Net income from securities lending activities (i.e., the dollar amount in paragraph (1) minus the dollar amount in paragraph (3)).

If a fee for a service is included in the revenue split, state that the fee is included in the revenue split.

N/A

(b) If the registrant is a closed-end management investment company, describe the services provided to the registrant by the securities lending agent in the registrants most recent fiscal year.

N/A

ITEM 13. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:
Filed herewith.

SIGNATURES

[See General Instruction F]

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Pioneer ILS Interval Fund

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date July 6, 2020

By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date July 6, 2020

* Print the name and title of each signing officer under his or her signature.